UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REP
OR
T OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811- 04173
John Hancock Investors Trust
(Exact name of registrant as specified in charter)
200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)
Salvatore Schiavone
Treasurer
200 Berkeley Street
Boston, Massachusetts 02116
(Name and address of agent for service) Registrant's telephone number, including area code:
617-543-9634
Date of fiscal year end:	October 31
Date of reporting period:	April 30, 2024

ITEM 1. REPORT TO STOCKHOLDERS.

Semiannual report
John Hancock
Investors Trust
Closed-end fixed income
Ticker: JHI
April 30, 2024

A
message
to shareholders
Dear shareholder,
Both stocks and bonds largely posted positive gains during the six months ended April 30, 2024. Concerns that interest rates would need to stay higher for longer led to a sharp increase in bond yields and weighed heavily on investor sentiment as the period began, but rapidly dissipated following a stretch of favorable inflation readings and more dovish comments from world central bank officials. Stocks moved quickly off their previous lows in response, and the U.S. Federal Reserve added fuel to the rally in December by indicating that the central bank may in fact begin to cut rates later in 2024. Stocks surged in response but began to backtrack toward the end of the period as inflation remained elevated.
As always, please be sure to contact your financial professional, who can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investors Trust

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
20	Financial statements
24	Financial highlights
25	Notes to financial statements
36	Investment objective, principal investment strategies, and principal risks
41	Additional information
42	Shareholder meeting
43	More information
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2024 (%)

The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

Portfolio summary
PORTFOLIO COMPOSITION AS OF 4/30/2024 (% of total investments)

QUALITY COMPOSITION AS OF 4/30/2024 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-24 and do not reflect subsequent downgrades or upgrades, if any.
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	3

COUNTRY COMPOSITION AS OF 4/30/2024 (% of total investments)
United States	82.7
Canada	5.4
United Kingdom	2.4
France	1.8
Luxembourg	1.5
Cayman Islands	1.4
Ireland	1.2
Netherlands	1.0
Other countries	2.6
TOTAL	100.0
4	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

Fund’s investments
AS OF 4-30-24 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 19.8% (11.8% of Total investments)				$25,075,481
(Cost $25,389,747)
U.S. Government 11.3%				14,270,825
U.S. Treasury
Note (A)(B)	0.250	05-15-24	9,500,000	9,481,225
Note (A)(B)	0.500	03-31-25	5,000,000	4,789,600
U.S. Government Agency 8.5%				10,804,656
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	5.000	04-01-53	324,925	310,396
30 Yr Pass Thru	5.000	04-01-53	1,044,324	994,329
30 Yr Pass Thru	5.000	08-01-53	528,401	506,077
30 Yr Pass Thru	5.500	06-01-53	330,850	323,764
30 Yr Pass Thru	5.500	06-01-53	340,697	333,613
30 Yr Pass Thru	5.500	07-01-53	329,711	321,464
30 Yr Pass Thru	6.000	05-01-53	902,504	902,217
30 Yr Pass Thru	6.000	07-01-53	312,820	312,720
30 Yr Pass Thru	6.000	07-01-53	899,688	895,747
30 Yr Pass Thru	6.000	08-01-53	904,263	899,737
30 Yr Pass Thru	6.000	09-01-53	312,843	312,646
Federal National Mortgage Association
30 Yr Pass Thru	4.500	07-01-52	320,040	295,478
30 Yr Pass Thru	4.500	10-01-52	556,695	513,623
30 Yr Pass Thru	5.000	09-01-52	1,064,508	1,017,539
30 Yr Pass Thru	5.000	10-01-52	1,090,552	1,036,300
30 Yr Pass Thru	5.500	04-01-53	326,357	319,571
30 Yr Pass Thru	5.500	07-01-53	311,401	304,633
30 Yr Pass Thru	6.000	07-01-53	884,354	887,389

30 Yr Pass Thru	6.000	09-01-53	317,802	317,413
Corporate bonds 124.1% (74.0% of Total investments)				$156,928,429
(Cost $161,894,987)
Communication services 17.7%				22,345,631
Diversified telecommunication services 2.9%
Connect Finco SARL (B)(C)	6.750	10-01-26	1,110,000	1,075,021
Frontier Florida LLC (B)	6.860	02-01-28	700,000	663,574
GCI LLC (B)(C)	4.750	10-15-28	820,000	731,477
Level 3 Financing, Inc. (C)	4.625	09-15-27	428,000	246,404
Level 3 Financing, Inc. (B)(C)	11.000	11-15-29	866,000	883,752
Entertainment 1.4%
AMC Entertainment Holdings, Inc. (A)(B)(C)	7.500	02-15-29	975,000	668,844
Cinemark USA, Inc. (C)	8.750	05-01-25	570,000	570,000
Playtika Holding Corp. (B)(C)	4.250	03-15-29	680,000	585,176
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	5

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Interactive media and services 1.3%
Arches Buyer, Inc. (C)	6.125	12-01-28	310,000	$252,146
Cars.com, Inc. (B)(C)	6.375	11-01-28	644,000	615,523
Match Group Holdings II LLC (C)	5.625	02-15-29	750,000	713,431
Media 9.8%
Altice Financing SA (C)	5.750	08-15-29	400,000	297,110
Altice Financing SA (C)	9.625	07-15-27	500,000	470,112
Altice France Holding SA (C)	10.500	05-15-27	600,000	212,994
Altice France SA (A)(B)(C)	5.500	10-15-29	625,000	408,928
Altice France SA (C)	8.125	02-01-27	356,000	268,019
CCO Holdings LLC (B)(C)	5.125	05-01-27	1,000,000	937,172
CCO Holdings LLC (B)(C)	6.375	09-01-29	1,728,000	1,584,025
CCO Holdings LLC (B)(C)	7.375	03-01-31	1,325,000	1,257,339
CSC Holdings LLC (B)(C)	5.500	04-15-27	575,000	471,392
CSC Holdings LLC (B)(C)	11.750	01-31-29	308,000	273,635
DISH Network Corp. (C)	11.750	11-15-27	820,000	826,590
iHeartCommunications, Inc.	8.375	05-01-27	1,200,000	643,964
LCPR Senior Secured Financing DAC (C)	6.750	10-15-27	945,000	875,850
News Corp. (C)	5.125	02-15-32	625,000	572,675
Paramount Global	2.900	01-15-27	1,210,000	1,106,993
Sabre GLBL, Inc. (B)(C)	8.625	06-01-27	672,000	594,636
Stagwell Global LLC (B)(C)	5.625	08-15-29	771,000	690,304
Townsquare Media, Inc. (B)(C)	6.875	02-01-26	970,000	941,347
Wireless telecommunication services 2.3%
SoftBank Group Corp.	5.125	09-19-27	800,000	756,000
Sprint LLC (B)	7.125	06-15-24	2,150,000	2,151,198
Consumer discretionary 20.1%				25,427,756
Automobile components 1.9%
Clarios Global LP (B)(C)	6.750	05-15-28	511,000	512,040
The Goodyear Tire & Rubber Company (A)(B)	5.000	07-15-29	289,000	262,115
The Goodyear Tire & Rubber Company (B)	5.250	04-30-31	505,000	452,867
ZF North America Capital, Inc. (C)	6.750	04-23-30	554,000	555,152
ZF North America Capital, Inc. (C)	6.875	04-14-28	586,000	589,919
Automobiles 2.7%
Ford Motor Credit Company LLC (B)	6.950	03-06-26	1,000,000	1,013,531
Ford Motor Credit Company LLC (B)	6.950	06-10-26	439,000	445,670
Ford Motor Credit Company LLC (B)	7.350	03-06-30	407,000	423,991
General Motors Company (B)	6.750	04-01-46	1,500,000	1,544,265
Broadline retail 2.5%
Liberty Interactive LLC	8.250	02-01-30	964,000	534,124
Macy’s Retail Holdings LLC (A)(B)(C)	5.875	04-01-29	475,000	457,981
Nordstrom, Inc.	4.250	08-01-31	500,000	431,258
6	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Broadline retail (continued)
Nordstrom, Inc.	5.000	01-15-44	900,000	$683,161
QVC, Inc. (B)	5.950	03-15-43	1,000,000	611,662
Wand NewCo 3, Inc. (B)(C)	7.625	01-30-32	428,000	435,105
Diversified consumer services 1.6%
Garda World Security Corp. (B)(C)	4.625	02-15-27	750,000	713,280
Sotheby’s (B)(C)	7.375	10-15-27	1,450,000	1,351,288
Hotels, restaurants and leisure 9.1%
Affinity Interactive (B)(C)	6.875	12-15-27	703,000	629,223
Allwyn Entertainment Financing UK PLC (C)	7.875	04-30-29	667,000	678,686
Caesars Entertainment, Inc. (B)(C)	7.000	02-15-30	1,259,000	1,267,842
Carnival Corp. (B)(C)	6.000	05-01-29	673,000	652,166
Carnival Corp. (A)(B)(C)	7.000	08-15-29	111,000	113,950
Carnival Corp. (B)(C)	7.625	03-01-26	750,000	754,652
Carnival Holdings Bermuda, Ltd. (B)(C)	10.375	05-01-28	715,000	775,251
CEC Entertainment LLC (B)(C)	6.750	05-01-26	830,000	818,271
Flutter Treasury Designated Activity Company (A)(B)(C)	6.375	04-29-29	392,000	393,062
Full House Resorts, Inc. (A)(B)(C)	8.250	02-15-28	546,000	521,120
Hilton Grand Vacations Borrower Escrow LLC (B)(C)	6.625	01-15-32	449,000	442,654
International Game Technology PLC (C)	6.250	01-15-27	2,119,000	2,115,909
Jacobs Entertainment, Inc. (B)(C)	6.750	02-15-29	255,000	241,895
Mohegan Tribal Gaming Authority (B)(C)	8.000	02-01-26	535,000	508,180
New Red Finance, Inc. (B)(C)	4.375	01-15-28	535,000	497,529
Royal Caribbean Cruises, Ltd. (B)(C)	6.250	03-15-32	133,000	131,108
Royal Caribbean Cruises, Ltd. (B)(C)	9.250	01-15-29	820,000	875,726
Wyndham Hotels & Resorts, Inc. (C)	4.375	08-15-28	180,000	165,045
Household durables 1.1%
KB Home	7.250	07-15-30	225,000	230,318
Newell Brands, Inc. (A)(B)	6.375	09-15-27	1,142,000	1,113,600
Specialty retail 1.2%
Amer Sports Company (B)(C)	6.750	02-16-31	681,000	670,667
Asbury Automotive Group, Inc. (B)(C)	4.625	11-15-29	160,000	144,674
Asbury Automotive Group, Inc. (B)(C)	5.000	02-15-32	450,000	400,053
Champions Financing, Inc. (B)(C)	8.750	02-15-29	263,000	268,766
Consumer staples 1.8%				2,273,283
Food products 1.1%
Darling Ingredients, Inc. (C)	6.000	06-15-30	60,000	58,287
JBS USA LUX SA (B)	5.750	04-01-33	840,000	803,352
Post Holdings, Inc. (B)(C)	5.625	01-15-28	510,000	494,932
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	7

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Household products 0.7%
Edgewell Personal Care Company (C)	5.500	06-01-28	950,000	$916,712
Energy 15.7%				19,834,204
Energy equipment and services 0.6%
Kodiak Gas Services LLC (B)(C)	7.250	02-15-29	176,000	177,269
USA Compression Partners LP (B)	6.875	09-01-27	543,000	542,098
Oil, gas and consumable fuels 15.1%
Antero Midstream Partners LP (C)	5.375	06-15-29	425,000	404,414
Antero Resources Corp. (C)	7.625	02-01-29	310,000	317,514
Bapco Energies BSCC (C)	7.500	10-25-27	1,155,000	1,162,854
Cenovus Energy, Inc. (B)	6.750	11-15-39	115,000	121,101
Cheniere Energy Partners LP	3.250	01-31-32	325,000	271,526
Delek Logistics Partners LP (B)(C)	7.125	06-01-28	535,000	522,540
Enbridge, Inc. (7.625% to 1-15-33, then 5 Year CMT + 4.418% to 1-15-53, then 5 Year CMT + 5.168%) (B)	7.625	01-15-83	861,000	857,215
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%)	8.500	01-15-84	1,369,000	1,444,361
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (D)	7.125	05-15-30	1,285,000	1,233,747
EnLink Midstream LLC (C)	5.625	01-15-28	867,000	851,867
EQM Midstream Partners LP (C)	7.500	06-01-30	700,000	734,000
Genesis Energy LP (B)	8.250	01-15-29	651,000	660,181
HF Sinclair Corp. (B)(C)	5.000	02-01-28	105,000	100,741
Howard Midstream Energy Partners LLC (B)(C)	8.875	07-15-28	511,000	535,210
Kinetik Holdings LP (B)(C)	6.625	12-15-28	214,000	215,030
MEG Energy Corp. (B)(C)	5.875	02-01-29	237,000	229,297
NuStar Logistics LP	6.000	06-01-26	659,000	653,928
Occidental Petroleum Corp.	5.500	12-01-25	450,000	447,710
Occidental Petroleum Corp.	6.625	09-01-30	340,000	352,291
Parkland Corp. (C)	5.875	07-15-27	1,150,000	1,121,225
Petroleos Mexicanos	6.700	02-16-32	632,000	516,793
Sabine Pass Liquefaction LLC (B)	5.000	03-15-27	1,000,000	985,242
Sitio Royalties Operating Partnership LP (B)(C)	7.875	11-01-28	258,000	265,313
Southwestern Energy Company	8.375	09-15-28	1,570,000	1,620,763
Sunoco LP	4.500	04-30-30	374,000	336,545
Sunoco LP	6.000	04-15-27	436,000	430,727
Venture Global Calcasieu Pass LLC (B)(C)	6.250	01-15-30	520,000	514,133
Venture Global LNG, Inc. (B)(C)	9.500	02-01-29	1,457,000	1,566,074
Viper Energy, Inc. (A)(B)(C)	7.375	11-01-31	624,000	642,495
8	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials 29.3%				$37,063,757
Banks 15.9%
Bank of America Corp. (6.100% to 3-17-25, then 3 month CME Term SOFR + 4.160%) (B)(D)	6.100	03-17-25	2,760,000	2,755,126
Barclays PLC (8.000% to 9-15-29, then 5 Year CMT + 5.431%) (B)(D)	8.000	03-15-29	2,200,000	2,163,379
BNP Paribas SA (8.000% to 8-22-31, then 5 Year CMT + 3.727%) (C)(D)	8.000	08-22-31	692,000	687,659
BNP Paribas SA (9.250% to 11-17-27, then 5 Year CMT + 4.969%) (C)(D)	9.250	11-17-27	600,000	635,630
Citizens Financial Group, Inc. (5.650% to 10-6-25, then 5 Year CMT + 5.313%) (D)	5.650	10-06-25	1,000,000	977,232
Comerica, Inc. (5.982% to 1-30-29, then Overnight SOFR + 2.155%) (B)	5.982	01-30-30	648,000	629,266
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (B)(C)(D)	8.125	12-23-25	1,495,000	1,513,688
Fifth Third Bancorp (5.631% to 1-29-31, then Overnight SOFR + 1.840%) (B)	5.631	01-29-32	523,000	508,256
Fifth Third Bancorp (6.361% to 10-27-27, then SOFR Compounded Index + 2.192%) (B)	6.361	10-27-28	465,000	468,756
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (A)(B)(D)	6.500	04-16-25	1,135,000	1,117,133
JPMorgan Chase & Co. (3 month CME Term SOFR + 4.042%) (B)(D)(E)	9.348	05-01-24	3,500,000	3,500,000
Popular, Inc.	7.250	03-13-28	620,000	621,642
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (B)(D)	6.250	03-15-30	537,000	504,835
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%) (B)	8.125	10-31-82	1,600,000	1,645,285
Truist Financial Corp. (5.711% to 1-24-34, then Overnight SOFR + 1.922%) (B)	5.711	01-24-35	841,000	816,180
Wells Fargo & Company (5.875% to 6-15-25, then 9.865% thereafter) (D)	5.875	06-15-25	1,565,000	1,554,290
Capital markets 0.9%
Boost Newco Borrower LLC (B)(C)	7.500	01-15-31	419,000	432,447
Brookfield Capital Finance LLC (B)	6.087	06-14-33	641,000	648,270
Consumer finance 3.1%
Ally Financial, Inc. (A)(B)	5.800	05-01-25	2,000,000	1,995,993
Ally Financial, Inc. (A)(B)	7.100	11-15-27	910,000	939,712
OneMain Finance Corp.	9.000	01-15-29	444,000	465,476
World Acceptance Corp. (C)	7.000	11-01-26	572,000	531,717
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	9

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Financial services 2.7%
Block, Inc.	3.500	06-01-31	1,075,000	$908,111
Macquarie Airfinance Holdings, Ltd. (C)	6.400	03-26-29	88,000	87,745
Macquarie Airfinance Holdings, Ltd. (C)	6.500	03-26-31	95,000	95,071
Macquarie Airfinance Holdings, Ltd. (C)	8.125	03-30-29	353,000	369,134
Macquarie Airfinance Holdings, Ltd. (C)	8.375	05-01-28	379,000	397,893
Nationstar Mortgage Holdings, Inc. (B)(C)	6.000	01-15-27	600,000	587,932
NMI Holdings, Inc. (C)	7.375	06-01-25	775,000	780,741
Radian Group, Inc. (B)	6.200	05-15-29	254,000	252,353
Insurance 6.7%
Acrisure LLC (C)	8.250	02-01-29	266,000	263,815
Alliant Holdings Intermediate LLC (B)(C)	6.750	04-15-28	766,000	765,192
Alliant Holdings Intermediate LLC (B)(C)	7.000	01-15-31	581,000	582,820
AmWINS Group, Inc. (B)(C)	6.375	02-15-29	402,000	397,133
Athene Holding, Ltd. (B)	6.150	04-03-30	686,000	698,626
Athene Holding, Ltd. (B)	6.650	02-01-33	1,020,000	1,053,948
Howden UK Refinance PLC (B)(C)	7.250	02-15-31	706,000	696,976
HUB International, Ltd. (B)(C)	7.250	06-15-30	634,000	643,300
HUB International, Ltd. (C)	7.375	01-31-32	321,000	318,043
Panther Escrow Issuer LLC (B)(C)	7.125	06-01-31	755,000	758,916
Prudential Financial, Inc. (3.700% to 10-1-30, then 5 Year CMT + 3.035%) (B)	3.700	10-01-50	2,100,000	1,795,677
SBL Holdings, Inc. (B)(C)	5.000	02-18-31	587,000	498,359
Health care 5.1%				6,410,535
Health care equipment and supplies 1.0%
Medline Borrower LP (B)(C)	6.250	04-01-29	532,000	528,597
Varex Imaging Corp. (B)(C)	7.875	10-15-27	715,000	728,771
Health care providers and services 3.7%
Centene Corp.	4.625	12-15-29	400,000	372,487
DaVita, Inc. (B)(C)	3.750	02-15-31	440,000	362,064
Encompass Health Corp. (B)	4.750	02-01-30	600,000	550,225
HCA, Inc. (B)	5.500	06-15-47	1,760,000	1,582,204
HealthEquity, Inc. (B)(C)	4.500	10-01-29	810,000	737,768
Tenet Healthcare Corp. (B)	5.125	11-01-27	567,000	548,530
Tenet Healthcare Corp. (A)(B)	6.125	10-01-28	600,000	592,472
Life sciences tools and services 0.2%
Icon Investments Six DAC (F)	5.849	05-08-29	200,000	200,000
Pharmaceuticals 0.2%
Bausch Health Companies, Inc. (A)(B)(C)	9.000	01-30-28	86,000	84,428
Bausch Health Companies, Inc. (C)	14.000	10-15-30	30,000	19,350
Endo Finance Holdings, Inc. (A)(B)(C)	8.500	04-15-31	102,000	103,639
10	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials 15.0%				$18,959,317
Aerospace and defense 2.3%
Bombardier, Inc. (B)(C)	7.875	04-15-27	980,000	973,893
TransDigm, Inc. (B)(C)	6.375	03-01-29	654,000	649,006
TransDigm, Inc. (B)(C)	6.750	08-15-28	967,000	971,109
TransDigm, Inc. (B)(C)	7.125	12-01-31	350,000	356,676
Building products 0.2%
Miter Brands Acquisition Holdco, Inc. (B)(C)	6.750	04-01-32	258,000	256,227
Commercial services and supplies 2.1%
Allied Universal Holdco LLC (B)(C)	7.875	02-15-31	117,000	117,258
APX Group, Inc. (C)	6.750	02-15-27	373,000	370,526
Cimpress PLC	7.000	06-15-26	725,000	719,389
Clean Harbors, Inc. (B)(C)	6.375	02-01-31	459,000	454,730
GFL Environmental, Inc. (B)(C)	6.750	01-15-31	368,000	370,975
VT Topco, Inc. (B)(C)	8.500	08-15-30	611,000	632,411
Construction and engineering 1.4%
AECOM	5.125	03-15-27	900,000	874,354
Global Infrastructure Solutions, Inc. (B)(C)	5.625	06-01-29	550,000	494,146
MasTec, Inc. (B)(C)	4.500	08-15-28	450,000	419,827
Electrical equipment 1.3%
EMRLD Borrower LP (B)(C)	6.625	12-15-30	1,072,000	1,062,394
Vertiv Group Corp. (C)	4.125	11-15-28	564,000	522,325
Ground transportation 2.5%
Uber Technologies, Inc. (A)(B)(C)	6.250	01-15-28	1,165,000	1,164,339
Uber Technologies, Inc. (C)	7.500	09-15-27	600,000	610,874
Uber Technologies, Inc. (C)	8.000	11-01-26	1,350,000	1,363,394
Machinery 0.6%
Esab Corp. (B)(C)	6.250	04-15-29	192,000	191,280
TK Elevator U.S. Newco, Inc. (B)(C)	5.250	07-15-27	600,000	573,941
Passenger airlines 2.0%
Air Canada 2020-1 Class C Pass Through Trust (C)	10.500	07-15-26	625,000	678,125
American Airlines 2013-1 Class A Pass Through Trust (B)	4.000	01-15-27	313,172	304,768
American Airlines 2016-3 Class B Pass Through Trust	3.750	04-15-27	297,855	286,296
United Airlines 2020-1 Class A Pass Through Trust (B)	5.875	10-15-27	269,970	269,228
United Airlines 2020-1 Class B Pass Through Trust (B)	4.875	07-15-27	1,008,504	984,651
Professional services 0.8%
Concentrix Corp. (B)	6.850	08-02-33	432,000	416,363
TriNet Group, Inc. (C)	7.125	08-15-31	648,000	651,268
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	11

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Trading companies and distributors 1.8%
Beacon Roofing Supply, Inc. (C)	6.500	08-01-30		400,000	$399,309
United Rentals North America, Inc.	4.000	07-15-30		581,000	517,815
WESCO Distribution, Inc. (B)(C)	6.375	03-15-29		764,000	758,957
WESCO Distribution, Inc. (C)	7.250	06-15-28		535,000	543,463
Information technology 5.7%					7,267,690
Communications equipment 0.2%
CommScope, Inc. (A)(B)(C)	6.000	03-01-26		229,000	204,669
IT services 0.4%
Virtusa Corp. (C)	7.125	12-15-28		639,000	575,803
Semiconductors and semiconductor equipment 1.0%
ON Semiconductor Corp. (C)	3.875	09-01-28		714,000	647,935
Qorvo, Inc. (C)	3.375	04-01-31		700,000	590,024
Software 2.2%
Consensus Cloud Solutions, Inc. (B)(C)	6.000	10-15-26		405,000	383,981
Consensus Cloud Solutions, Inc. (A)(B)(C)	6.500	10-15-28		960,000	840,571
NCR Voyix Corp. (B)(C)	5.125	04-15-29		150,000	137,837
NCR Voyix Corp. (B)(C)	5.250	10-01-30		535,000	476,413
Open Text Corp. (C)	6.900	12-01-27		616,000	628,983
UKG, Inc. (B)(C)	6.875	02-01-31		375,000	375,715
Technology hardware, storage and peripherals 1.9%
Dell International LLC (B)	8.350	07-15-46		319,000	395,364
Seagate HDD Cayman	5.750	12-01-34		939,000	890,362
Seagate HDD Cayman (B)(C)	8.250	12-15-29		168,000	178,565
Xerox Holdings Corp. (B)(C)	5.500	08-15-28		1,085,000	941,468
Materials 6.3%					7,943,060
Chemicals 1.1%
Ashland, Inc.	6.875	05-15-43		845,000	843,929
Braskem Idesa SAPI (C)	6.990	02-20-32		340,000	255,341
SCIL IV LLC (B)(C)	5.375	11-01-26		310,000	297,530
Containers and packaging 4.4%
Ardagh Metal Packaging Finance USA LLC (B)(C)	6.000	06-15-27		658,000	637,837
Ardagh Packaging Finance PLC (A)(B)(C)	4.125	08-15-26		450,000	375,011
Ball Corp. (B)	6.000	06-15-29		322,000	320,401
Ball Corp. (B)	6.875	03-15-28		581,000	590,147
Berry Global, Inc. (C)	5.625	07-15-27		622,000	606,609
Clydesdale Acquisition Holdings, Inc. (C)	8.750	04-15-30		500,000	483,225
OI European Group BV (C)	6.250	05-15-28	EUR	145,000	160,952
Owens-Brockway Glass Container, Inc. (B)(C)	6.625	05-13-27		581,000	580,520
Sealed Air Corp. (B)(C)	6.125	02-01-28		430,000	424,761
12	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging (continued)
Sealed Air Corp. (C)	6.875	07-15-33	487,000	$490,228
Trivium Packaging Finance BV (B)(C)	5.500	08-15-26	900,000	884,472
Metals and mining 0.8%
First Quantum Minerals, Ltd. (C)	9.375	03-01-29	420,000	433,934
Novelis Corp. (C)	4.750	01-30-30	610,000	558,163
Real estate 3.2%				4,083,765
Health care REITs 0.9%
Diversified Healthcare Trust (C)(G)	9.080	01-15-26	736,000	632,920
Diversified Healthcare Trust	9.750	06-15-25	529,000	530,000
Real estate management and development 0.5%
Greystar Real Estate Partners LLC (C)	7.750	09-01-30	609,000	627,259
Specialized REITs 1.8%
GLP Capital LP	5.375	04-15-26	815,000	804,599
Outfront Media Capital LLC (B)(C)	7.375	02-15-31	209,000	214,476
Uniti Group LP (B)(C)	10.500	02-15-28	581,000	602,747
VICI Properties LP (C)	4.625	12-01-29	350,000	324,702
VICI Properties LP (C)	5.750	02-01-27	350,000	347,062
Utilities 4.2%				5,319,431
Electric utilities 2.0%
Alexander Funding Trust II (B)(C)	7.467	07-31-28	721,000	752,260
NRG Energy, Inc.	6.625	01-15-27	336,000	335,305
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (B)(C)(D)	10.250	03-15-28	421,000	453,888
Vistra Operations Company LLC (C)	5.625	02-15-27	1,000,000	972,949
Independent power and renewable electricity producers 2.2%
Calpine Corp. (C)	4.500	02-15-28	697,000	650,906
Clearway Energy Operating LLC (C)	4.750	03-15-28	650,000	612,527
Inversiones Latin America Power SpA (0.000% Cash and 11.500% PIK) (C)	11.500	06-15-33	797,134	683,542
Talen Energy Supply LLC (B)(C)	8.625	06-01-30	510,000	539,597

Vistra Corp. (8.875% to 1-15-29, then 5 Year CMT + 5.045%) (C)(D)	8.875	01-15-29	309,000	318,457
Convertible bonds 0.0% (0.0% of Total investments)				$53,146
(Cost $146,035)
Utilities 0.0%				53,146
Independent power and renewable electricity producers 0.0%

ILAP Holdings, Ltd. (0.000% Cash and 5.000% PIK) (C)	5.000	06-15-33	531,461	53,146
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	13

	Rate (%)	Maturity date	Par value^	Value

Term loans (H) 9.2% (5.5% of Total investments)				$11,636,606
(Cost $11,705,840)
Communication services 2.3%				2,832,047
Diversified telecommunication services 0.6%
Zayo Group Holdings, Inc., 2022 USD Incremental Term Loan B (1 month CME Term SOFR + 4.325%)	9.641	03-09-27	775,068	681,921
Entertainment 0.5%
UFC Holdings LLC, 2021 Term Loan B (3 month CME Term SOFR + 2.750%)	8.336	04-29-26	663,111	664,146
Interactive media and services 0.4%
Arches Buyer, Inc., 2021 Term Loan B (1 month CME Term SOFR + 3.250%)	8.666	12-06-27	563,720	543,601
Media 0.8%
Altice France SA, 2023 USD Term Loan B14 (I)	TBD	08-15-28	356,000	266,000
Clear Channel International BV, 2024 CCIBV Fixed Term Loan	15.000	08-12-27	570,000	561,450
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan (1 month CME Term SOFR + 4.000%)	9.430	08-23-28	115,000	114,929
Consumer discretionary 2.0%				2,563,945
Automobile components 0.5%
Dealer Tire Financial LLC, 2024 Term Loan B3 (1 month CME Term SOFR + 3.750%)	9.066	12-14-27	653,505	656,773
Hotels, restaurants and leisure 0.5%
IRB Holding Corp., 2024 Term Loan B (1 month CME Term SOFR + 2.750%)	8.166	12-15-27	648,000	648,745
Leisure products 0.6%
J&J Ventures Gaming LLC, Term Loan (1 month CME Term SOFR + 4.000%)	9.430	04-26-28	797,954	794,395
Specialty retail 0.4%
The Michaels Companies, Inc., 2021 Term Loan B (3 month CME Term SOFR + 4.250%)	9.821	04-15-28	498,718	464,032
Financials 0.8%				1,056,200
Insurance 0.8%
Acrisure LLC, 2020 Term Loan B (1 month CME Term SOFR + 3.500%)	8.930	02-15-27	654,296	652,948
Truist Insurance Holdings LLC, 2nd Lien Term Loan (I)	TBD	03-08-32	400,000	403,252
14	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care 2.1%				$2,684,276
Biotechnology 0.5%
Grifols Worldwide Operations USA, Inc., 2019 USD Term Loan B (3 month CME Term SOFR + 2.000%)	7.459	11-15-27	682,219	666,616
Health care equipment and supplies 0.7%
Bausch + Lomb Corp., Term Loan (1 month CME Term SOFR + 3.250%)	8.669	05-10-27	897,716	891,548
Health care providers and services 0.4%
Mamba Purchaser, Inc., 2021 Term Loan (I)	TBD	10-16-28	498,728	500,598
Pharmaceuticals 0.5%
Bausch Health Americas, Inc., 2022 Term Loan B (1 month CME Term SOFR + 5.250%)	10.668	02-01-27	747,329	625,514
Industrials 1.7%				2,124,231
Commercial services and supplies 0.9%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B (1 month CME Term SOFR + 3.750%)	9.166	05-12-28	1,097,187	1,097,395
Passenger airlines 0.8%
AAdvantage Loyalty IP, Ltd., 2021 Term Loan (3 month CME Term SOFR + 4.750%)	10.336	04-20-28	988,235	1,026,836
Materials 0.3%				375,907
Chemicals 0.3%

Trinseo Materials Operating SCA, 2021 Term Loan B2 (3 month CME Term SOFR + 2.500%)	8.105	05-03-28	546,114	375,907
Collateralized mortgage obligations 0.1% (0.0% of Total investments)				$72,423
(Cost $103,663)
Commercial and residential 0.1%				66,115
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (C)	0.350	05-19-37	1,513,193	25,700
Series 2007-4, Class ES IO	0.350	07-19-47	1,487,461	19,869
Series 2007-6, Class ES IO (C)	0.343	08-19-37	1,609,892	20,546
U.S. Government Agency 0.0%				6,308
Government National Mortgage Association
Series 2012-114, Class IO	0.624	01-16-53	408,569	6,308

Asset backed securities 5.9% (3.6% of Total investments)				$7,518,703
(Cost $7,495,934)
Asset backed securities 5.9%				7,518,703
Concord Music Royalties LLC
Series 2022-1A, Class A2 (C)	6.500	01-20-73	850,000	844,415
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	15

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	14,301	$6,591
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class B (C)	5.450	04-20-48	773,236	711,163
Elevation CLO, Ltd.
Series 2014-2A, Class A1R (3 month CME Term SOFR + 1.492%) (C)(E)	6.820	10-15-29	18,553	18,553
KKR Financial CLO, Ltd.
Series 2013-1A, Class A1R2 (3 month CME Term SOFR + 1.100%) (C)(E)	6.427	04-15-29	1,400,000	1,400,000
MVW LLC
Series 2022-1A, Class D (C)	7.350	11-21-39	556,440	530,862
Series 2023-1A, Class D (C)	8.830	10-20-40	620,188	612,587
Neighborly Issuer LLC
Series 2023-1A, Class A2 (C)	7.308	01-30-53	1,209,688	1,209,078
SCF Equipment Leasing LLC
Series 2023-1A, Class A2 (C)	6.560	01-22-30	1,000,000	1,003,692
Servpro Master Issuer LLC
Series 2024-1A, Class A2 (C)	6.174	01-25-54	519,854	512,186
Wellfleet CLO, Ltd.
Series 2017-2A, Class A1R (3 month CME Term SOFR + 1.322%) (C)(E)	6.646	10-20-29	587,389	587,633
Westgate Resorts LLC
Series 2020-1A, Class C (C)	6.213	03-20-34	82,376	81,943

	Shares	Value
Common stocks 0.2% (0.1% of Total investments)		$213,596
(Cost $692,557)
Industrials 0.0%		0
Passenger airlines 0.0%
Global Aviation Holdings, Inc., Class A (J)(K)	82,159	0
Utilities 0.2%		213,596
Multi-utilities 0.2%

Algonquin Power & Utilities Corp.	10,000	213,596
Preferred securities 1.3% (0.8% of Total investments)		$1,710,553
(Cost $1,572,965)
Communication services 0.5%		667,841
Wireless telecommunication services 0.5%
U.S. Cellular Corp., 6.250% (B)	34,675	667,841
Energy 0.4%		493,812
Oil, gas and consumable fuels 0.4%
Energy Transfer LP, 7.600% (7.600% to 5-15-24, then 3 month LIBOR + 5.161%)	19,800	493,812
16	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 0.4%		$548,900
Multi-utilities 0.4%
Algonquin Power & Utilities Corp., 6.200% (6.200% to 7-1-24, then 3 month LIBOR + 4.010% to 7-1-29, then 3 month LIBOR + 4.260% to 7-1-49, then 3 month LIBOR + 5.010%) (B)	22,000	548,900

	Yield (%)	Shares	Value
Short-term investments 7.0% (4.2% of Total investments)			$8,807,193
(Cost $8,809,510)
Short-term funds 7.0%			8,807,193
John Hancock Collateral Trust (L)	5.4256(M)	881,001	8,807,193

Total investments (Cost $217,811,238) 167.6%	$212,016,130
Other assets and liabilities, net (67.6%)	(85,505,413)
Total net assets 100.0%	$126,510,717

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is on loan as of 4-30-24, and is a component of the fund’s leverage under the Liquidity Agreement.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-24 was $112,397,129. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $20,721,070.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $101,245,627 or 80.0% of the fund’s net assets as of 4-30-24.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Security purchased or sold on a when-issued or delayed delivery basis.
(G)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(H)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(I)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(J)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	17

(K)	Non-income producing security.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(M)	The rate shown is the annualized seven-day yield as of 4-30-24.
18	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	79,448	EUR	72,500	MSCS	5/15/2024	$2,039	—
						$2,039	—
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	43,000,000	USD	Fixed 3.662%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	May 2026	—	$825,240	$825,240
Centrally cleared	22,000,000	USD	Fixed 3.473%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	May 2026	—	521,307	521,307
Centrally cleared	13,000,000	USD	Fixed 3.817%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	Dec 2026	—	214,477	214,477
								—	$1,561,024	$1,561,024

(a)	At 4-30-24, the overnight SOFR was 5.340%.

Derivatives Currency Abbreviations
EUR	Euro
USD	U.S. Dollar

Derivatives Abbreviations
MSCS	Morgan Stanley Capital Services LLC
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 4-30-24, the aggregate cost of investments for federal income tax purposes was $219,542,192. Net unrealized depreciation aggregated to $5,962,999, of which $3,404,771 related to gross unrealized appreciation and $9,367,770 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	19

Financial statements
STATEMENT OF ASSETS AND LIABILITIES
 4-30-24 (unaudited)

Assets
Unaffiliated investments, at value (Cost $209,001,728)	$203,208,937
Affiliated investments, at value (Cost $8,809,510)	8,807,193
Total investments, at value (Cost $217,811,238)	212,016,130
Receivable for centrally cleared swaps	1,251,643
Unrealized appreciation on forward foreign currency contracts	2,039
Foreign currency, at value (Cost $4,566)	4,474
Dividends and interest receivable	3,014,939
Receivable for investments sold	1,435,717
Other assets	229,079
Total assets	217,954,021
Liabilities
Liquidity agreement	86,900,000
Payable for investments purchased	3,845,703
Payable for delayed delivery securities purchased	200,000
Interest payable	435,949
Payable to affiliates
Accounting and legal services fees	4,718
Other liabilities and accrued expenses	56,934
Total liabilities	91,443,304
Net assets	$126,510,717
Net assets consist of
Paid-in capital	$170,752,996
Total distributable earnings (loss)	(44,242,279)
Net assets	$126,510,717

Net asset value per share
Based on 8,744,547 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$14.47
20	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended
 4-30-24 (unaudited)

Investment income
Interest	$6,620,913
Dividends from affiliated investments	205,204
Dividends	91,357
Less foreign taxes withheld	(4,069)
Total investment income	6,913,405
Expenses
Investment management fees	600,305
Interest expense	2,643,981
Accounting and legal services fees	12,755
Transfer agent fees	22,622
Trustees’ fees	21,400
Custodian fees	13,442
Printing and postage	20,949
Professional fees	127,557
Stock exchange listing fees	11,830
Other	11,254
Total expenses	3,486,095
Less expense reductions	(9,853)
Net expenses	3,476,242
Net investment income	3,437,163
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(1,349,184)
Affiliated investments	2,439
Forward foreign currency contracts	72,020
Swap contracts	801,169
(473,556)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	9,463,505
Affiliated investments	(2,014)
Forward foreign currency contracts	(73,466)
Swap contracts	82,284
9,470,309
Net realized and unrealized gain	8,996,753
Increase in net assets from operations	$12,433,916
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	21

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-24 (unaudited)	Year ended 10-31-23
Increase (decrease) in net assets
From operations
Net investment income	$3,437,163	$7,058,371
Net realized loss	(473,556)	(12,002,635)
Change in net unrealized appreciation (depreciation)	9,470,309	14,102,978
Increase in net assets resulting from operations	12,433,916	9,158,714
Distributions to shareholders
From earnings	(4,076,708)	(7,651,480)
Total distributions	(4,076,708)	(7,651,480)
Total increase	8,357,208	1,507,234
Net assets
Beginning of period	118,153,509	116,646,275
End of period	$126,510,717	$118,153,509
Share activity
Shares outstanding
Beginning of period	8,744,547	8,744,547
End of period	8,744,547	8,744,547
22	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the six months ended
  4-30-24 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$12,433,916
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(52,497,077)
Long-term investments sold	50,784,422
Net purchases and sales of short-term investments	1,496,690
Net amortization of premium (discount)	(24,799)
(Increase) Decrease in assets:
Unrealized appreciation on forward foreign currency contracts	90,128
Receivable for centrally cleared swaps	(41,759)
Foreign currency, at value	(4,474)
Dividends and interest receivable	(276,418)
Receivable for investments sold	(802,710)
Other assets	(10,398)
Increase (Decrease) in liabilities:
Unrealized depreciation on forward foreign currency contracts	(16,662)
Payable for investments purchased	914,339
Payable for delayed delivery securities purchased	200,000
Interest payable	(14,531)
Payable to affiliates	(3,866)
Other liabilities and accrued expenses	(46,257)
Net change in unrealized (appreciation) depreciation on:
Investments	(9,461,360)
Net realized (gain) loss on:
Investments	1,351,760
Net cash provided by operating activities	$4,070,944
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(4,076,708)
Net cash used in financing activities	$(4,076,708)
Net decrease in cash	$(5,764)
Cash at beginning of period	$5,764
Cash at end of period	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$(2,658,512)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	23

Financial highlights
Period ended	4-30-24 1	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$13.51	$13.34	$18.63	$17.11	$18.38	$16.99
Net investment income 2	0.39	0.81	1.18	1.36	1.27	1.19
Net realized and unrealized gain (loss) on investments	1.04	0.24	(5.15)	1.59	(1.19)	1.40
Total from investment operations	1.43	1.05	(3.97)	2.95	0.08	2.59
Less distributions
From net investment income	(0.47)	(0.88)	(1.32)	(1.43)	(1.35)	(1.20)
Net asset value, end of period	$14.47	$13.51	$13.34	$18.63	$17.11	$18.38
Per share market value, end of period	$13.25	$11.92	$12.37	$18.62	$15.47	$17.14
Total return at net asset value (%) 3,4	10.97 5	8.54	(22.00)	17.65	1.56	16.56
Total return at market value (%) 3	15.17 5	3.27	(27.68)	30.05	(1.53)	19.07
Ratios and supplemental data
Net assets, end of period (in millions)	$127	$118	$117	$162	$149	$160
Ratios (as a percentage of average net assets):
Expenses before reductions	5.57 6	5.29	2.37	1.46	1.91	2.74
Expenses including reductions 7	5.55 6	5.28	2.35	1.45	1.90	2.73
Net investment income	5.49 6	5.84	7.43	7.30	7.42	6.77
Portfolio turnover (%)	25	45	39	52	62	40
Senior securities
Total debt outstanding end of period (in millions)	$87	$87	$87	$87	$87	$87
Asset coverage per $1,000 of debt 8	$2,456	$2,360	$2,342	$2,869	$2,714	$2,841

1	Six months ended 4-30-24. Unaudited.
2	Based on average daily shares outstanding.
3	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Expenses including reductions excluding interest expense were 1.33% (annualized), 1.27%, 1.19%, 1.06%, 1.08% and 1.04% for the periods ended 4-30-24, 10-31-23, 10-31-22, 10-31-21, 10-31-20 and 10-31-19, respectively.
8	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
24	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1
—
Organization
John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2
—
Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation.
 Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.  Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor.  Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	25

valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of April 30, 2024, by major security category or type:
	Total value at 4-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$25,075,481	—	$25,075,481	—
Corporate bonds	156,928,429	—	156,928,429	—
Convertible bonds	53,146	—	53,146	—
Term loans	11,636,606	—	11,636,606	—
Collateralized mortgage obligations	72,423	—	72,423	—
Asset backed securities	7,518,703	—	7,518,703	—
Common stocks	213,596	$213,596	—	—
Preferred securities	1,710,553	1,710,553	—	—
Short-term investments	8,807,193	8,807,193	—	—
Total investments in securities	$212,016,130	$10,731,342	$201,284,788	—
Derivatives:
Assets
Forward foreign currency contracts	$2,039	—	$2,039	—
Swap contracts	1,561,024	—	1,561,024	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2024, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
When-issued/delayed-delivery securities.
 The fund may purchase or sell securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues on debt securities until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the
26	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT

potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Term loans (Floating rate loans).
The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Mortgage and asset backed securities.
 The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.  The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g., FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income.
Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received.
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	27

Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing.
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes.
The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts.
Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses.
 Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows.
A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes.
The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2023, the fund has a short-term capital loss carryforward of $5,642,181 and a long-term capital loss carryforward of $32,924,154 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
28	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT

Distribution of income and gains.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities, derivative transactions and wash sale loss deferrals.
Note 3
—
Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	29

brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Forward foreign currency contracts.
A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the six months ended April 30, 2024, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from $79,000 to $5.5 million, as measured at each quarter end.
Swaps.
Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps.
Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended April 30, 2024, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging from $65.0 million to $78.0 million, as measured at each quarter end.
30	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at April 30, 2024 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$2,039	—
Interest rate	Swap contracts, at value 1	Interest rate swaps	1,561,024	—
			$1,563,063	—

1	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2024:
	Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts	Swap contracts	Total
Interest rate	—	$801,169	$801,169
Currency	$72,020	—	72,020
Total	$72,020	$801,169	$873,189
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2024:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts	Swap contracts	Total
Interest rate	—	$82,284	$82,284
Currency	$(73,466)	—	(73,466)
Total	$(73,466)	$82,284	$8,818
Note 4
—
Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	31

Note 5
—
Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.
 The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the ﬁrst $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (LA) (see Note 8)), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2024, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $9,853 for the six months ended April 30, 2024.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2024, were equivalent to a net annual effective rate of 0.56% of the fund’s average daily managed assets.
Accounting and legal services.
Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended April 30, 2024, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Distributor.
The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.
Trustee expenses.
The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
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Note 6
—
Fund share transactions
On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2024 and December 31, 2024, up to 10% of its outstanding common shares as of December 31, 2023. The share repurchase plan will remain in effect between January 1, 2024 and December 31, 2024.
During the six months ended April 30, 2024 and the year ended October 31, 2023, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Transactions in common shares, if any, are presented in the Statements of changes in net assets. In 2012, 2015 and 2018, the fund filed registration statements with the Securities and Exchange Commission SEC), in each case registering and/or carrying forward 1,000,000 common shares, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value (NAV) per common share. Shares issued in shelf offering and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The premium from shares sold through these shelf offerings, if any, are included on the Financial highlights. During the six months ended April 30, 2024 and year ended October 31, 2023, the fund had no activities under the shelf offering program. Proceeds received in connection with the shelf offering are net of commissions and offering costs.  Total offering costs of $248,706 have been prepaid by the fund. As of April 30, 2024, $44,629 has been deducted from proceeds of shares issued and the remaining $204,077 is included in Other assets on the Statement of assets and liabilities.
Note 7
—
Leverage risk
The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	33

Note 8
—
Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $86.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2024 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of April 30, 2024, the LA balance of $86,900,000 was comprised of $65,620,601 from the line of credit and $21,279,399 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2024, the fund had an aggregate balance of $86,900,000 at an interest rate of 6.02%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2024, the average balance of the LA and the effective average annual interest rate were $86,900,000 and 6.12%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9
—
LIBOR Discontinuation Risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of LIBOR settings on a “synthetic” basis. The synthetic publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains
34	JOHN HANCOCK Investors Trust | SEMIANNUAL REPORT

uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.

Note 10
—
Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $52,497,077 and $45,284,422, respectively, for the six months ended April 30, 2024. Purchases and sales of U.S. Treasury obligations aggregated $0 and $5,500,000, respectively, for the six months ended April 30, 2024.
Note 11
—
Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 12
—
Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	881,001	$10,303,458	$36,027,068	$(37,523,758)	$2,439	$(2,014)	$205,204	—	$8,807,193
Note 13
—
New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
SEMIANNUAL REPORT | JOHN HANCOCK Investors Trust	35

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.
Principal Investment Strategies
The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits.
The Fund may invest up to 70% of its net assets (plus borrowings for investment purposes) in debt securities rated below investment grade, commonly known as “junk bonds.” The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund may also purchase mortgage-backed securities.
At least 30% of Fund’s net assets (plus borrowings for investment purposes) will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (Moody’s) or “BBB” by Standard & Poor’s Global Ratings Inc. (S&P)) or in unrated securities determined by the Subadvisor to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents.
The Fund may also invest in derivatives such as foreign currency forward contracts, credit default swaps, futures contracts, options, foreign currency swaps, interest-rate swaps, swaps and reverse repurchase agreements. The fund utilizes a liquidity agreement to increase its assets available for investments and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In addition, the Fund may invest in repurchase agreements. The Fund may also invest up to 20% of its total assets in illiquid securities.
The Advisor may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk.
There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
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Credit and counterparty risk.
The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk.
Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk.
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; bank failures; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of the fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly.
In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or
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other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. While many countries have lifted some or all restrictions related to the coronavirus (COVID-19) and the United States ended the public health emergency and national emergency declarations relating to the coronavirus (COVID-19) pandemic on May 11, 2023, the continued impact of coronavirus (COVID-19) and related variants is uncertain. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary
38	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the fund’s investments may be affected, which may reduce the fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on the fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Equity securities risk.
The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk.
The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments.  In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk.
A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk.
Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk.
Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, credit default swaps, futures contracts, options, foreign currency swaps, interest-rate swaps, swaps, and reverse repurchase agreements. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	39

repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk.
Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk.
Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 — Leverage risk” above.
LIBOR discontinuation risk.
The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. The synthetic publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk.
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk.
Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk.
Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk.
Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
U.S. Government agency obligations risk.
U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
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ADDITIONAL INFORMATION

Unaudited
The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971.
Dividends and distributions
During the six months ended April 30, 2024, distributions from net investment income totaling $0.4662 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
December 29, 2023	$ 0.2648
March 28, 2024	0.2014
Total	$0.4662
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	41

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 20, 2024. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 20, 2024.
PROPOSAL: To elect twelve (12) Trustees to serve until their respective successors have been duly elected and qualified.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	5,964,614.389	175,695.165
William H. Cunningham	5,763,994.063	376,315.491
Noni L. Ellison	5,922,379.840	217,929.714
Grace K. Fey	5,922,518.389	217,791.165
Dean C. Garfield	5,952,926.514	187,383.040
Deborah C. Jackson	5,928,453.514	211,856.040
Hassell H. McClellan	5,768,409.389	371,900.165
Steven R. Pruchansky	5,779,885.389	360,424.165
Frances G. Rathke	5,948,023.063	192,286.491
Gregory A. Russo	5,778,418.389	361,891.165

Non-Independent Trustees
Andrew G. Arnott	5,934,520.389	205,789.165
Paul Lorentz	5,945,465.389	194,844.165
42	JOHN HANCOCK INVESTORS TRUST | SEMIANNUAL REPORT

More information
Trustees
Hassell H. McClellan,
Chairperson
π

Steven R. Pruchansky,
Vice Chairperson
Andrew G. Arnott
†

James R. Boyle
William H. Cunningham
*

Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz
†

Frances G. Rathke
*

Gregory A. Russo
Officers
Kristie M. Feinberg
#

President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: JHI

π
Member of the Audit Committee as of September 26, 2023.
†
 Non-Independent Trustee
*
Member of the Audit Committee
# Effective as of June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as
monthly portfolio holdings
, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
SEMIANNUAL REPORT | JOHN HANCOCK INVESTORS TRUST	43

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Not part of the shareholder report

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Dynamic Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

Corporate Bond ETF
Disciplined Value International Select ETF
Dynamic Municipal Bond ETF
Fundamental All Cap Core ETF
High Yield ETF
International High Dividend ETF
Mortgage-Backed Securities ETF
Multifactor Developed International ETF
Multifactor Emerging Markets ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Small Cap ETF
Preferred Income ETF
U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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MF3549396	P5SA 4/24
6/2024

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

			Total number of	Maximum number of
	Total number of	Average price per	shares purchased	shares that may yet
			as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans
Nov-23	-	-	-	874,455
Dec-23	-	-	-	874,455
Jan-24	-	-	-	874,455
Feb-24	-	-	-	874,455
Mar-24	-	-	-	874,455
Apr-24	-	-	-	874,455
Total	-	-

* On December 10, 2015, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2023. The current share plan will remain in effect between January 1, 2024 and December 31, 2024.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	June 26, 2024
By:	/s/ Charles A. Rizzo
-------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	June 26, 2024